8. SHARE REPURCHASE OBLIGATIONS	9 Months Ended
Sep. 30, 2014
Share Repurchase Obligations
8. SHARE REPURCHASE OBLIGATIONS

NOTE 8. SHARE REPURCHASE OBLIGATIONS

        The Company had share repurchase obligations of $1,144,000 and $2,268,999 as of September 30, 2014 and December 31, 2013, respectively. During December 31, 2013, the Company acquired 756,333 shares of its common stock at $3.00 per share, with a portion of the payment in the amount of $1,344,999 made during the quarter ended March 31, 2014 and the balance of $924,000 currently due and payable. In addition, during the quarter ended September 30, 2014, the Company agreed to purchase from an existing stockholder 66,667 shares of the Company's common stock for the amount of $220,000, which is currently due and payable. The Company intends to satisfy this balance from proceeds of future financings of the Company from time to time. All repurchased shares are cancelled. The Company does not have treasury shares.